                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                DS Bancor, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                DS BANCOR, INC.
                              33 ELIZABETH STREET
                            DERBY, CONNECTICUT 06418

                                                                  March 29, 1995
Dear Shareholder:

    You are cordially invited to attend the 1995 annual meeting of shareholders (the "Annual Meeting") of DS Bancor, Inc. (the "Corporation") to be held on Wednesday, April 26, 1995, at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut.

    The Annual Meeting has been called for the following purposes: (1) to elect four directors for terms of three years each; (2) to ratify the appointment of Friedberg, Smith & Co., P.C. as independent public accountants of the Corporation for the year ending December 31, 1995; and (3) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and return the enclosed proxy card in the enclosed envelope for which postage has been paid.

                                          Very truly yours,

                                                         [LOGO]
                                          HARRY P. DIADAMO JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]

                                DS BANCOR, INC.
                              33 ELIZABETH STREET
                            DERBY, CONNECTICUT 06418

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 26, 1995

                              -------------------

    NOTICE IS HEREBY GIVEN that the 1995 annual meeting of shareholders (the "Annual Meeting") of DS Bancor, Inc. (the "Corporation") will be held at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut, on Wednesday, April 26, 1995, at 10:00 a.m., local time, for the following purposes:

        1.  To elect four directors for terms of three years each (Proposal 1);

        2. To ratify the appointment by the Corporation's Board of Directors of the firm of Friedberg, Smith & Co., P.C. as independent public accountants of the Corporation for the year ending December 31, 1995 (Proposal 2); and

        3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    Pursuant to the Corporation's bylaws, the Board of Directors of the Corporation has fixed the close of business on March 17, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only record holders of Corporation common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    In the event that there are not sufficient votes to approve any one or more of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation by the Corporation.

                                          By Order of the Board of Directors

                                                         [LOGO]
                                          HARRY P. DIADAMO JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Derby, Connecticut
March 29, 1995

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     [LOGO]

                                DS BANCOR, INC.
                              33 ELIZABETH STREET
                            DERBY, CONNECTICUT 06418
                                 (203) 736-9921

                              -------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 1995

                              -------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

    This Proxy Statement is furnished to shareholders of DS Bancor, Inc. ("Bancor" or the "Corporation") in connection with the solicitation of proxies by the Board of Directors of Bancor for use at the annual meeting of shareholders (the "Annual Meeting") to be held on Wednesday, April 26, 1995, at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut, and at any adjournments thereof.

    If the enclosed form of proxy is properly executed and returned to Bancor in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED (1) FOR PROPOSAL 1 TO ELECT THE FOUR NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF BANCOR; AND (2) FOR PROPOSAL 2 TO RATIFY THE APPOINTMENT OF FRIEDBERG, SMITH & CO., P.C. AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION FOR THE YEAR ENDING DECEMBER 31, 1995. The Corporation is not aware of any other matters that are proposed to be presented at the Annual Meeting. However, if further business is properly presented, the persons named in the accompanying proxy will vote such proxy as determined by a majority of the Board of Directors.

    The presence of a shareholder at the Annual Meeting will not automatically revoke the shareholder's proxy. Shareholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation or the presiding officer at the Annual Meeting a written notice of revocation, by delivering to the Secretary of the Corporation or the presiding officer at the Annual Meeting a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

    The cost of soliciting proxies will be borne by the Corporation. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Corporation or Derby Savings Bank (the "Bank" or "Derby Savings") who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Corporation will reimburse such persons for their reasonable expenses incurred in that connection. The Corporation has also retained Kissell-Blake Inc., a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $4,000 plus reimbursement of out-of-pocket expenses. This Proxy Statement, together with the enclosed proxy card, is initially being mailed to shareholders on or about March 29, 1995.

    The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share, of Bancor, with each share entitling its holder to one vote on all matters, without any right to cumulative voting in the election of directors. The close of business on March 17, 1995 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, 2,745,071 shares of Bancor common stock were outstanding and eligible to be voted at the Annual Meeting.

    The presence, in person or by proxy, of at least one-third of the total number of outstanding shares of Bancor common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Bancor common stock present in person or represented by proxy and entitled to vote and the affirmative vote of a majority of the votes cast is required to ratify the appointment of the Corporation's independent public accountants. Shareholders' votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present, or represented, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with the ratification of the appointment of independent public accountants.

    A copy of the annual report to shareholders for the year ended December 31, 1994 accompanies this proxy statement. THE CORPORATION IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1994 WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A COPY OF SUCH ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) BY WRITING TO MR. JOHN F. COSTIGAN, DS BANCOR, INC., 33 ELIZABETH STREET, DERBY, CONNECTICUT 06418.

                           STOCK OWNED BY MANAGEMENT

    The following table sets forth information as of March 17, 1995 with respect to the amount of Bancor's common stock beneficially owned by each director of Bancor, Bancor's Chief Executive Officer, each of the other three executive officers of Bancor whose cash compensation (salary and bonus) exceeded $100,000 (the "named executive officers") and by all the directors and executive officers of Bancor as a group.

NAME AND POSITION(S)                        AMOUNT AND NATURE OF      PERCENT OF STOCK
WITH THE CORPORATION                      BENEFICIAL OWNERSHIP (A)      OUTSTANDING
----------------------------------------  ------------------------   ------------------
Achille A. Apicella (b).................             8,322                   *
Director
Walter R. Archer Jr. (b)................            20,146                   *
Director
John J. Brennan (b)(c)..................             5,723                   *
Director
John F. Costigan (d)....................             8,131                   *
Director, Executive Vice
 President and Secretary
Michael F. Daddona Jr. (e)..............           282,046                  10.26%
Chairman of the Board
Harry P. DiAdamo Jr. (f)................            84,431                   3.00
Director, President and Chief
 Executive Officer
Angelo E. Dirienzo (g)..................             4,041                   *
Director

NAME AND POSITION(S)                        AMOUNT AND NATURE OF      PERCENT OF STOCK
WITH THE CORPORATION                      BENEFICIAL OWNERSHIP (A)      OUTSTANDING
----------------------------------------  ------------------------   ------------------
Laura J. Donahue (b)....................             9,829                   *
Director
Christopher H.B. Mills (h)..............           109,007                   3.97
Director
John M. Rak (b)(i)......................             3,299                   *
Director
John P. Sponheimer (j)..................            45,592                   1.66
Director
Alfred T. Santoro (k)...................            39,959                   1.43
Vice President and Chief
 Financial Officer
Thomas H. Wells (l).....................            31,313                   1.13
Senior Vice President
 of Derby Savings Bank
Directors and executive officers as a
group
 (13 persons)...........................           651,839                  22.43%

---------
 *   Less than one percent.

(a) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner of a security for purposes of the Rule if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days after March 17, 1995. All persons shown in the table have sole voting and investment power except as otherwise indicated. The table includes 161,361 shares of Bancor's common stock subject to outstanding stock options which are exercisable by directors and executive officers of Bancor within 60 days of March 17, 1995.

(b) Includes 2,500 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995.

(c) Includes 3,011 shares owned by Brennan Realty, a partnership of which Mr. Brennan is a partner.

(d) Includes 2,500 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995. Also includes shares for which Mr. Costigan has shared voting and investment power as follows: 5,520 shares with Virginia Costigan (wife).

(e) Includes 4,607 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995. Also includes 31,880 shares for which Mr. Daddona has shared voting and investment power with Sharon Daddona (wife), 2,600 shares with Michael Daddona (son), 2,600 shares with Marielle Daddona (daughter), and 2,600 shares with Michaela Daddona (daughter).

(f) Includes 66,665 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995. Also includes shares for which Mr. DiAdamo has shared voting and investment power as follows: 7,683 shares with Maureen E. DiAdamo (wife), 358 shares with Kevin DiAdamo (son), and 402 shares with Christopher DiAdamo (son).

(g) Includes 1,403 shares for which Mr. Dirienzo has shared voting and investment power with Claire S. Dirienzo (wife). Also includes 2,500 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995.

(h) Includes 3,903 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995. See also footnote (c) to the Stock Owned By Principal Shareholders table set forth below.

(i) Includes shares for which Mr. Rak has shared voting and investment power as follows: 714 shares with Monica Rak (wife), 47 shares with Aaron Rak (son) and 38 shares with Michael Rak (son).

(j) Includes 2,500 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995 and 43,092 shares as to which Mr. Sponheimer exercises voting power but shares ownership with his law partner. Does not include 3,000 shares owned by Mary Ann Sponheimer
     (wife) as trustee for Brian Sponheimer (son) as to which Mr. Sponheimer disclaims beneficial ownership.

(k) Includes 39,843 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995.

(l) Includes 26,343 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995. Also includes 700 shares for which Mr. Wells has shared voting and investment power with Phyllis H.
     Wells (wife).

                     STOCK OWNED BY PRINCIPAL SHAREHOLDERS

    The following table sets forth information with respect to the persons believed by Bancor to be the beneficial owners of more than five percent of the issued and outstanding shares of Bancor's common stock, based on the most recent filing with the SEC by each such person or entity as of March 17, 1995 or other information available to Bancor. All such persons have reported sole voting and dispositive power over the entire number of shares reported as beneficially owned by them, except as otherwise indicated.

                                               AMOUNT AND NATURE OF    PERCENT OF STOCK
NAME AND ADDRESS                               BENEFICIAL OWNERSHIP      OUTSTANDING
---------------------------------------------  --------------------   ------------------
Michael F. Daddona Jr. (a)...................         282,046                10.26%
156 Wild Rose Drive
Orange, CT 06477
Dimensional Fund Advisors, Inc. (b)..........         177,302                 6.46
1299 Ocean Avenue , 11th Floor
Santa Monica, CA 90401
J O Hambro & Company Limited (c).............         152,104                 5.54
30 Queen Anne's Gate
London SW1H 9AL England

---------
(a) Includes 39,680 shares for which Mr. Daddona has shared voting and investment power with Sharon Daddona (wife), Michael Daddona (son), Marielle Daddona (daughter) and Michaela Daddona (daughter). At the Corporation's 1992 annual meeting, the Corporation's shareholders approved the acquisition by Mr. Daddona of up to 24.9% of the Corporation's outstanding common stock through open market purchases. On May 8, 1992, the Federal Reserve Bank of Boston approved such proposed acquisition, subject to the conditions that if the transaction has not been consummated within one year from such date, or if the terms and conditions concerning the transaction should change, the Federal Reserve Bank of Boston should be consulted to determine whether any additional action or notification is required. On June 8, 1992, the Connecticut State Banking Commissioner approved Mr. Daddona's proposed acquisition of such shares. Also includes 4,607 shares of Bancor common stock subject to stock options that may be exercised within 60 days of March 17, 1995.

(b) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 177,302 shares of Company stock as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(c)  Bancor has  been advised  by the  reporting person  that these  shares  are beneficially  owned as follows: (i) J  O Hambro & Partners Limited ("Hambro
     Partners"), Growth  Financial  Services Limited  ("GFSL"),  North  Atlantic
     Smaller Companies Investment Trust PLC (formerly Consolidated Venture Trust
     PLC)  ("NASCIT"), Christopher H.B. Mills,  J O Hambro Investment Management
     Limited ("Hambro  Investment"),  J  O Hambro  &  Company  Limited  ("Hambro
     Company")  and J O Hambro Asset  Management Limited ("Hambro Asset") own or
     control, directly or indirectly, an aggregate of 145,859 shares or 5.74% of the Corporation's  outstanding  common stock,  as  follows: (i)  Mr.  Mills beneficially owns 105,104 shares, which amount includes the 5,104 shares he personally  owns and has sole voting and  dispositive power over as well as the 100,000 shares  in respect of  which he shares  voting and  dispositive power  with Hambro Partners  by virtue of  his role as  chief executive and co-investment adviser  to NASCIT;  (ii)  NASCIT beneficially  owns  100,000 shares  and shares voting  and dispositive power with  Mr. Mills and Hambro
     Partners,  its  co-investment  advisers;  (iii)  GFSL  shares  voting   and
     dispositive  power  with NASCIT  and Hambro  Partners  with respect  to the
     100,000 shares  owned by  NASCIT because  of its  agreement to  provide  to
     NASCIT  the services of  Mr. Mills; (iv)  Hambro Partners, as co-investment adviser to NASCIT, shares voting and  dispositive power with Mr. Mills  and
     NASCIT  with  respect to  the 100,000  shares owned  by NASCIT;  (v) Hambro
     Investment controls voting  and dispositive  power with  respect to  47,000 shares  owned  by a  private client;  (v)  Hambro Asset,  by virtue  of its control of Hambro Partners and Hambro Investment, controls (in the case  of the  47,000 shares controlled  by Hambro Investment)  and shares control of
     (in the case of  the remaining 100,000 shares)  the voting and  dispositive power  with respect to the 147,000 shares controlled by Hambro Partners and
     Hambro Investment; and  (vi) Hambro Company,  by virtue of  its control  of
     Hambro  Asset, controls  (or, as  the case may  be, shares  control of) the voting and dispositive power with respect to the 147,000 shares  controlled by Hambro Asset or in respect of which Hambro Asset shares control.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Corporation's certificate of incorporation provides for a minimum of nine directors and a maximum of 16. The number of directors of the Corporation is currently set at 11. Pursuant to the Corporation's certificate of incorporation, the Board of Directors is divided into three classes, with the number of directors in each class to be as nearly equal in number as possible. At the Annual Meeting, four directors will be elected to terms of three years each.

    Unless otherwise specified on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each proxy for the election as directors of the nominees listed below. The Board of Directors believes that such nominees will stand for election and will serve if elected as directors. If, however, any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. Assuming the presence of a quorum at the Annual Meeting, directors will be elected by a plurality of the votes of the shares of Bancor common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. There are no cumulative voting rights in the election of directors.

    There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been nominated or elected as a director.

    INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS. The following table sets forth the names of the four nominees for election as directors and the names of the seven other directors whose terms of office will continue after the Annual Meeting. Also set forth is certain other information, some of which has been supplied by the directors, with respect to each nominee's or director's principal occupation or employment during the past five years, his or her age, the periods during which he or she has served as a director of the Corporation and positions currently held with the Corporation. All of the directors, except Mr. Mills, serve as directors of Derby Savings.

                                    AGE AT
                                 DECEMBER 31,    DIRECTOR    FOR TERM      POSITION(S) HELD
NAMES                                1994          SINCE     EXPIRING    WITH THE CORPORATION
------------------------------  --------------   ---------   ---------   ---------------------
NOMINEES FOR 3-YEAR TERMS:
Achille A. Apicella...........         51           1986        1998     Director
John J. Brennan...............         62           1986        1998     Director
John F. Costigan..............         64           1986        1998     Executive Vice
                                                                         President, Secretary
                                                                          and Director
Angelo E. Dirienzo............         64           1986        1998     Director


                                                               TERM
CONTINUING DIRECTORS:                                         EXPIRES
                                                             ---------
Walter R. Archer Jr...........         64           1990        1996     Director
Harry P. DiAdamo Jr...........         51           1986        1996     President, Chief
                                                                         Executive Officer and
                                                                          Director
Laura J. Donahue..............         46           1986        1996     Director
John M. Rak...................         48           1986        1996     Director
Michael F. Daddona Jr.........         41           1991        1997     Chairman of the Board
Christopher H.B. Mills........         42           1988        1997     Director
John P. Sponheimer............         47           1988        1997     Director

    The principal occupations for the past five years of each of the Board of Directors' four nominees and the seven other directors whose terms of office will continue after the Annual Meeting are set forth below:

    ACHILLE A. APICELLA, a director of Derby Savings since 1983, is president of the certified public accounting firm of Apicella, Testa & Company P.C. in Shelton, Connecticut. Mr. Apicella chairs the Audit/Ethics Committee. He is a director and vice chairman of Hewitt Management Corporation, a service company which manages long term care facilities, and serves as a trustee and vice president of Hewitt Memorial Hospital and as corporator of Valley United Way and Griffin Hospital. Mr. Apicella is also a member of the Connecticut Society of Certified Public Accountants and American Institute of Certified Public Accountants.

    JOHN J. BRENNAN, a director of Derby Savings since 1983, has been the president of John J. Brennan Construction Co., Inc. located in Shelton, Connecticut since 1958. Mr. Brennan is a member of the Executive, Nominating and Stock Option Committees. He also serves as a director of The Recreation Camp in Derby, and a corporator of Hewitt Memorial Hospital and Griffin Hospital.

    JOHN F. COSTIGAN, Executive Vice President and Secretary of the Corporation and the Bank, joined the staff of Derby Savings in 1961 and has been a director of the Bank since 1975. He has served in various capacities of increasing responsibility, and since October 1984 has been the Bank's Executive Vice President and Chief Operating Officer. Mr. Costigan serves on the Nominating Committee of the Corporation. He is president of Friend A. Russ Fund, Inc. of Shelton, an educational and charitable organization, and the secretary and past chairman of the Tele-Media of Western Connecticut Advisory Council. Tele-Media is a cable television company located in Seymour, Connecticut. He serves on the Finance Committee of St. Mary's parish in Derby, and is past trustee and past vice chairman of Griffin Health Services Corporation, and past trustee and past chairman of Griffin Hospital, a community hospital located in Derby. In 1994 he received the Charles H. Flynn Humanitarian Award for volunteer service that has raised the quality of life in some areas of the community.

    ANGELO E. DIRIENZO, a director of Derby Savings since 1979, retired as Superintendent of Schools in Sherman, Connecticut in 1992, a post he had held since 1987. He had previously served as School Superintendent in Oxford, Connecticut, as well as in Derby. Dr. Dirienzo serves on the Audit/Ethics Committee. He is an Adjunct Professor at Western Connecticut State University, and a Mediator for the Connecticut State Department of Education. He has chaired the Scholarship Committee of the New Haven County Sheriffs' Association since its inception in 1972. A past president of Griffin Hospital, he currently serves as a corporator of Griffin Hospital and at Hewitt Memorial Hospital and the Valley United Way. Dr. Dirienzo is also a member of the Connecticut Superintendents' Association, the American Association of College and University Professors, the American Association of School Administrators, and a life member of the Connecticut Association of Public School Superintendents. He chaired the 1993 Annual Giving Program of the Olde Derby Historical Society and is a member of its Board of Directors.

    WALTER R. ARCHER JR., a director of Derby Savings since 1988, became a director of the Corporation in 1990. He serves on the Executive, Nominating and Stock Option Committees. Mr. Archer is founder of Burtville Associates, a real estate holding company, and Archer Landfill Service Company, both in Derby. A corporator of Hewitt Memorial Hospital, Mr. Archer also serves as an executive board member and assistant treasurer of the Housatonic Council, Boy Scouts of America, and several years ago received that organization's first annual Good Scout Award.

    HARRY P. DIADAMO JR., President and Chief Executive Officer of the Corporation and the Bank, has been a director of Derby Savings since 1980 and served as Chairman of the Board from March 1984 to March 1985. He became President, Treasurer and Chief Executive Officer of the Bank in October 1984. Mr. DiAdamo is also a member of the Executive Committee of the Corporation. He is serving his second two-year term on the Board of the Federal Home Loan Bank of Boston and is chairman of its Audit Committee. Mr. DiAdamo is a member of the Mortgage Finance Committee of America's Community Bankers, and the Executive and Legislative Committees of the Connecticut Bankers Association, as well as a director of Griffin Health Services and the New Haven Symphony Orchestra, and president of the Shelton Educational Fund. He previously served as president of the board of Notre Dame High School in West Haven and chairman of the Valley United Way Campaign. Mr. DiAdamo is also a member of the New Britain Downtown Council.

    LAURA J. DONAHUE, a director of Derby Savings since 1979, has been engaged in the practice of law in Derby since 1973 and is presently with the law firm of Donahue & Donahue. Ms. Donahue is a member of the Audit/Ethics and Nominating Committees. She is a trustee of Hewitt Memorial Hospital, a director of Hewitt Management Corporation, a service company which manages long term care facilities, a trustee and secretary of Friend A. Russ Fund, Inc., an educational and charitable organization, and a director of Derby Neck Library. She is also an Advisory Board member of the Katharine Matthies Foundation and a member of the Grievance Panel of the Superior Court for the Judicial District of New Haven.

    JOHN M. RAK, a director of Derby Savings since 1984, operates a real estate and appraisal company under his own name in Derby, and is a consultant to Insurance Management Incorporated. He is chairman of the Stock Option Committee and a member of the Audit/Ethics, Executive and Nominating Committees. Mr. Rak serves as chairman of the City of Derby's Economic Development Commission, a director of Derby Neck Library, and as treasurer and past president of Housatonic Council, Boy Scouts of America, and trustee of Johnson Trust of Tulsa, Oklahoma, which benefits scouting programs in the Naugatuck Valley.

    MICHAEL F. DADONNA JR., a director of the Corporation and Derby Savings Bank since 1991, became Chairman of the Board of the Corporation and the Bank in November 1992. Mr. Daddona is the owner/ general manager of Automated Services, a vending machine and food distribution company he founded in Milford, Connecticut in 1972. He is also the managing partner of M & M Realty, a real estate holding company. Mr. Daddona is chairman of the Executive Committee and also serves on the Stock Option Committee. A member of the United Way Founders Club, he is a benefactor of the Toys for Tots program and the Christian Children's Fund. Mr. Daddona also serves as a corporator for Hewitt Memorial Hospital.

    CHRISTOPHER H.B. MILLS, who became a director of the Corporation in 1988, is chief executive of North American Smaller Companies Trust PLC ("NASCIT"), a London investment trust company whose investment manager is J O Hambro & Partners Limited. Mr. Mills' services are provided by an agreement between NASCIT and Growth Financial Services Limited. He is a member of the Executive Committee. Mr. Mills serves as a director of 15 companies in the United Kingdom, as well as the following companies in the United States: American Electronic Components Inc. (electronics), American Plastic Technologies Inc. (plastics), Copy Duplicating Products Inc. (office equipment), Magic Seasoning Blends Inc. (food preparations), Oak Industries Inc. (electronics), Service Stations Inc. (petroleum industry), and W-H Holdings Inc. (petrochemical, refinery and oil industry services).

    JOHN P. SPONHEIMER, who became a director of the Corporation and Derby Savings in 1988, has been a partner in the Ansonia, Connecticut law firm of Hoyle & Sponheimer since 1978. He is Chairman of the Nominating Committee and also serves on the Executive Committee. Mr. Sponheimer was a member of the Connecticut State Legislature from 1975 to 1981, and served as chairman of the Banking Committee of the Connecticut General Assembly and as a member of the Special Committee on Interstate Banking of the General Assembly from 1980 to 1982.

                   MANAGEMENT RECOMMENDS A VOTE FOR APPROVAL
                     OF MANAGEMENT'S NOMINEES FOR DIRECTOR

COMPENSATION OF DIRECTORS

    Non-management directors of Bancor receive $400 for each Board of Directors meeting attended, $350 for each committee meeting attended and $150 for each "mini-meeting". Assuming attendance at not less than three of the four regular meetings of the board, a stipend of $12,000 per annum is paid to the chairman of the Board of Directors. Compensation to non-management directors of Derby Savings is $12,000 per annum ($26,000 per annum for the chairman of the board), assuming attendance at not less than nine of the 12 regular meetings of the board, plus $400 for each special meeting of the Bank's Board of Directors, $350 for each committee meeting and $150 for each "mini-meeting" attended. Mr. Daddona and Ms. Donahue also receive $150 for each meeting of the advisory board of the New Britain/Hartford division of the Bank attended. Directors who are officers of Bancor or Derby Savings receive no additional compensation for serving as directors or attending meetings of the board or its committees.

    Pursuant to the terms of the 1994 Stock Option Plan approved by shareholders at the 1994 annual meeting, each non-employee director of the Corporation who was serving on the board on February 28, 1994, the effective date of the Plan (each director of the Company except Messrs. DiAdamo and Costigan) was granted a ten-year nonqualified option to purchase 1,500 shares of the Corporation's common stock. The per-share option exercise price of each of those options was $24.00, which equaled the fair market value of a share of common stock on the effective date of the Plan, as determined in accordance with the Plan. Thereafter, subject to the availability of shares, on the date of the first meeting of the board next following the 1994 Annual Meeting and following each annual meeting of shareholders of the Corporation thereafter, an option to purchase 1,000 shares of Corporation common stock will be granted to each person who is then serving as a non-employee director of the Corporation. If the number of shares remaining available for grant is insufficient to make any such annual option grants, the annual option grants for that year shall be correspondingly reduced on a pro rata basis.

    In 1986, the Bank established a deferred compensation plan for the benefit of its directors. This plan is no longer available to the members of the Board of Directors. Directors were entitled to defer all or a portion of the fees paid to them as directors of the Bank over a four-year period. Directors who were officers of the Bank could have also participated in the plan and pursuant to the plan could have deferred compensation paid to them as officers of the Bank. Although there was no limitation in the plan on the amount of compensation that could have been deferred by directors who were also officers of the Bank, directors who participated in the plan only deferred compensation in an amount which approximated the fees that would have been paid to them if they were non-management directors of the Bank.

    Under the plan, a director who has participated in the plan for four years or who reaches the age of 65, whichever is later (the "Retirement Date"), and who is still serving as a director, is entitled to receive benefits payable in monthly installments over a ten-year period. The aggregate amount of the benefits payable to a director is actuarially determined using mortality tables. The plan also provides for the payment of pre-retirement disability benefits in the event that a director is disabled as a result of illness or injury to the extent that he or she is unable to perform his or her usual service to the Board of Directors. Benefit payments pursuant to this provision of the plan would be paid in the same manner and amount as normal retirement benefits under the plan if the director had completed four years of service as a director, and would be in an aggregate amount equal to 100 percent of the director's deferred fees at 10% interest per annum if the director had not completed four years of service. In the event of a director's death prior to reaching the Retirement Date, the plan provides for the payment of benefits to the designated beneficiary of the director on a monthly basis over a ten-year period in an aggregate amount actuarially determined using mortality tables. The plan provides that if the service of a director is terminated voluntarily or involuntarily prior to the Retirement Date, the director is entitled to receive all amounts deferred plus interest thereon at a rate of 10% per annum.

BOARD OF DIRECTORS COMMITTEES AND NOMINATIONS BY SHAREHOLDERS

    The Board of Directors of the Corporation has designated Messrs. Archer, Brennan, Daddona, DiAdamo, Mills, Rak and Sponheimer as the Executive Committee of the Board. Mr. Daddona currently serves as Chairman of the Executive Committee. The Executive Committee, when the Board of Directors is not in session, has and may exercise all of the power and authority of the Board of Directors except as limited pursuant to Article IV, Section 2 of the Corporation's bylaws, pursuant to which the Executive Committee may not, among other things, amend the Corporation's certificate of incorporation or bylaws, adopt an agreement of merger or consolidation, or recommend to the shareholders the sale, lease or exchange of all or substantially all of the Corporation's assets or the dissolution of the Corporation. During 1994, the Executive Committee did not meet.

    The Board of Directors of the Corporation has appointed an Audit/Ethics Committee, whose members are Messrs. Apicella, Dirienzo and Rak and Ms. Donahue. Mr. Apicella serves as Chairman of the Audit/ Ethics Committee. The Committee reviews the Corporation's financial statements and reviews the report of the annual audit by the Corporation's independent accountants prior to submission of that report to the full Board of Directors. The Audit/Ethics Committee also reviews management's response to the independent accountant's report. The Audit/Ethics Committee annually reviews the Corporation's contract with its independent accountants and makes recommendations to the Board of Directors regarding renewal of that contract. Additionally, the Committee administers the Corporation's ethics policy for directors, officers and employees. During 1994, the Audit/Ethics Committee met seven times.

    The Board of Directors of the Corporation has appointed a standing Stock Option Committee consisting of Messrs. Archer, Brennan, Daddona and Rak with Mr. Rak serving as Chairman. The Stock Option Committee administers the
Corporation's stock option plans. During 1994, the Stock Option Committee met five times.

    Messrs. Archer, Brennan, Costigan, Rak and Sponheimer and Ms. Donahue currently serve as the Nominating Committee for selecting the nominees of the board for election as directors. Mr. Sponheimer currently serves as chairman of the Nominating Committee. The Nominating Committee met two times in 1994.

    Shareholders of Bancor may nominate directors pursuant to timely notice in writing to the secretary of Bancor in accordance with Bancor's bylaws. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 30 nor more than 90 days prior to the Annual Meeting; provided, however, that in the event less than 45 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received by Bancor not later than the close of business on the 15th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made. Under the Corporation's bylaws, shareholder
nominations   for   the  Annual   Meeting  will   be   required  to   have  been
received on or before April 13, 1995 in order to be timely. A shareholder's notice of nomination must set forth certain information specified in Article III, Section 13 of Bancor's bylaws concerning each person the shareholder proposes to nominate for election and the shareholder giving the notice. The bylaws provide that no person shall be eligible for election as a director of Bancor unless nominated in accordance with the procedures set forth in Article III, Section 13 of the bylaws.

    During 1994 the Corporation's Board of Directors held four quarterly meetings and four special meetings and the Bank's Board of Directors held twelve regular monthly meetings and five special meetings. No incumbent director attended fewer than 75 percent of the total number of meetings of the Board of Directors of the Corporation and the total number of meetings held by all committees of the Board of Directors of the Corporation on which he or she served.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    Because the business of the Corporation currently consists of the business of Derby Savings, no separate cash compensation is paid to the executive officers of the Corporation, all of whom are executive officers of Derby Savings and receive compensation as such. The following table shows, for the years ended December 31, 1994, 1993 and 1992, the cash compensation paid by Derby Savings, as well as certain other compensation paid or accrued for those years, to the chief executive officer and each of the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                                -----------------
                                                  ANNUAL COMPENSATION              SECURITIES
NAME AND                                  ------------------------------------     UNDERLYING           ALL OTHER
PRINCIPAL POSITION(S)                     FISCAL YEAR  SALARY ($)   BONUS ($)   OPTIONS/SARS (#)   COMPENSATION ($)(A)
----------------------------------------  -----------  ----------  -----------  -----------------  -------------------
Harry P. DiAdamo Jr.....................        1994   $  246,040   $  --               10,000     $         2,250
President, Chief Executive                      1993      232,113      --               19,000               3,491
 Officer and Director                           1992      228,521      25,000         --                     3,803
John F. Costigan........................        1994      156,543      --                2,500               2,250
Executive Vice President,                       1993      153,362      --                4,000               2,317
 Secretary and Director                         1992      150,913      17,500         --                     2,526
Alfred T. Santoro.......................        1994      138,427      --                5,000               2,139
Vice President and Chief                        1993      139,584      --               11,000               2,163
 Financial Officer                              1992      125,997      15,000         --                     2,115
Thomas H. Wells.........................        1994      125,569      --             --                     1,916
Senior Vice President of                        1993      112,291      --                2,500               1,717
 Derby Savings Bank                             1992      106,654      10,000         --                     1,750

---------
(a) Consists of employer matching contributions made to the Bank's thrift plan for the account of each individual.

OPTION/SAR GRANTS

    The following table contains information with respect to grants of stock options to each of the named executive officers during 1994. All such options were granted under the Corporation's 1994 Stock Option Plan, which does not provide for the grant of stock appreciation rights ("SARs").

                     OPTION/SAR GRANTS IN 1994 FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                                                                                      VALUE
                                                                                                AT ASSUMED ANNUAL
                                                        INDIVIDUAL GRANTS                             RATES
                                     -------------------------------------------------------      OF STOCK PRICE
                                                     % OF TOTAL                                  APPRECIATION FOR
                                                    OPTIONS/SARS                                      OPTION
                                      OPTIONS/       GRANTED TO     EXERCISE OR                      TERM (A)
                                        SARS        EMPLOYEES IN    BASE PRICE   EXPIRATION   ----------------------
NAME                                 GRANTED (#)    FISCAL YEAR       ($/SH)        DATE        5% ($)     10% ($)
-----------------------------------  -----------  ----------------  -----------  -----------  ----------  ----------
Harry P. DiAdamo Jr................      10,000           54.1%      $   24.75     3/16/2004  $  155,651  $  394,451
John F. Costigan...................       2,500           13.5           24.75     3/16/2004      38,913      98,613
Alfred T. Santoro..................       5,000           27.0           24.75     3/16/2004      77,826     197,226
Thomas H. Wells....................      --              --             --           --           --          --

---------
(a) Estimated market value of underlying securities at assumed annual rates of stock price appreciation for option term minus the exercise price.

OPTION/SAR EXERCISES AND HOLDINGS

    The following table sets forth the 1994 year end value of all unexercised in-the-money options and SARs held by the named executive officers. All options and SARs held by the named executive officers as of December 31, 1994 are presently exercisable. SARs are granted in tandem with options granted under the Corporation's 1985 stock option plan.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                           VALUE OF SECURITIES
                                                                                                               UNDERLYING
                                                                                NUMBER OF SECURITIES           UNEXERCISED
                                          SHARES ACQUIRED       VALUE          UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS/
NAME                                      ON EXERCISE (#)    REALIZED ($)    OPTIONS/SARS AT FY-END (#)   SARS AT FY-END ($)(A)
----------------------------------------  ---------------  ----------------  ---------------------------  ---------------------
Harry P. DiAdamo Jr.....................        22,719        $  463,083                 66,665                $   359,170
John F. Costigan........................        44,192           652,988                  2,500                          0
Alfred T. Santoro.......................         4,218            93,505                 39,843                    188,415
Thomas H. Wells.........................         2,811            59,843                 26,343                    149,102

---------
(a) Market value of underlying securities at exercise or year-end minus the exercise or base price.

EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

    Derby Savings and the Corporation have entered into employment agreements with Harry P. DiAdamo Jr. and John F. Costigan. The current term of each employment agreement is through December 31, 1998. On each December 31, unless the Bank, the Corporation or the employee has previously given written notice to the contrary, an additional one-year period is added to the term of the agreement. The employment agreements provided for initial annual salaries with a six percent minimum annual increase in subsequent years. In 1994, the annual salaries pursuant to their employment agreements for Messrs. DiAdamo and Costigan were $236,927 and $156,543 respectively. The employment agreements also provide, among other things, for participation in discretionary bonuses as authorized by the Board of Directors and for participation in pension, stock option and other benefits applicable to executive personnel.

    The employment agreements may be terminated for cause at any time by the Board of Directors. Each contract is also terminable by the Corporation or the Bank without cause, whereupon the employee would be entitled to a lump sum cash payment equal to the full amount of his salary for the remaining term of the agreement, and continuation for the remaining term of the agreement of all vested retirement or employee benefits and then existing fringe benefits. The employees have no right to terminate their agreements prior to the end of the terms without approval of the Boards of Directors of the Bank and the Corporation except in connection with or within two years after a "change in control" of the Corporation or the Bank, in which case they will receive severance payments of three times average annual compensation based on the prior five-year period. The agreements include an employee covenant not to compete for a period of the lesser of one year or the balance of the term plus six months in the event the employee terminates his employment during the term of the agreement without board approval. Under the terms of the agreements, if the employment of Messrs. DiAdamo or Costigan were terminated by the Bank or the Corporation other than for cause or by the employee during 1995, the severance payment which each would receive is $1,099,000 and $726,000, respectively. If their employment was terminated in 1995 voluntarily or involuntarily in connection with or within two years after a "change in control," they would be entitled to receive severance payments of $933,000 and $821,000, respectively.

    As defined in the agreements, a "change in control" will be deemed to have occurred if (i) any person becomes the beneficial owner of 20% or more of the total number of voting shares of the Corporation; (ii) any person becomes the beneficial owner of 10% or more, but less than 20%, of the total number of voting shares of the Corporation if the Board of Directors determines that such beneficial ownership constitutes or will constitute control of the Corporation;
(iii) any person (other than the persons named as proxies solicited on behalf of the Board of Directors of the Corporation) holds revocable or irrevocable proxies, as to the election or removal of two or more directors of the Corporation, for 25% or more of the total number of voting shares of the Corporation; (iv) any person has commenced a tender or exchange offer, or entered into an agreement or received an option, to acquire beneficial ownership of 20% or more of the total number of voting shares of the Corporation; or (v) as a result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election or any combination of the foregoing transactions, the persons who were directors of the Corporation before such transaction shall cease to constitute at least two-thirds of the Board of Directors of the Corporation or any successor institution. A "change in control" of the Bank will be deemed to have taken place if the Corporation's beneficial ownership of the total number of voting shares of the Bank is reduced to less than 50% unless the transaction that causes such reduction is approved by two-thirds of the Board of Directors of the Bank. For purposes of the foregoing, the term "person" includes an individual, a corporation, a partnership, a trust, or a group acting in concert.

    The Bank and the Corporation have entered into severance payment agreements with Alfred T. Santoro and Thomas H. Wells which generally provide that in the event the employee's employment is terminated, voluntarily or involuntarily (other than by normal retirement, disability or death), in connection with or within two years after a change in control of the Bank or the Corporation, they would be entitled to receive lump sum cash severance payments. The amount of this payment would equal approximately three times the employee's average annual compensation includible in his income for federal income tax purposes with respect to the five-year period prior to the change in control of the Bank or the Corporation. For purposes of the agreements, the term "change in control" has a definition substantially the same definition of "change in control" in the employment agreements of Messrs. DiAdamo and Costigan. Under the terms of the agreements, if the employment of Messrs. Santoro and Wells were terminated by the Bank or the Corporation in 1995, in connection with a change in control, the severance payment which each would receive is $408,000 and $349,000, respectively.

REPORT ON EXECUTIVE COMPENSATION

    Pursuant to the rules adopted by the SEC designed to enhance the disclosure of company policies toward executive compensation, set forth below is a report submitted by the Executive Compensation Committee of the Board of Directors of the Bank and the Stock Option Committee of the Board of Directors of the Corporation addressing executive officer compensation policies for 1994. As noted above, because the business of the Corporation currently consists of the business of the Bank, no separate cash compensation is paid to the executive officers of the Corporation.

    Decisions on compensation (other than stock options) for Messrs. DiAdamo and Costigan are made by the Bank's Board of Directors (with Messrs. DiAdamo and Costigan not participating) based upon the recommendations of the Executive Compensation Committee of the Board. Decisions on compensation paid to other executive officers of the Bank (other than stock options) are made by Messrs. DiAdamo and Costigan. Decisions as to the grant of stock options are made by the Stock Option Committee of the Board of Directors of the Corporation.

    The Bank's executive compensation policies provide competitive levels of compensation designed to integrate pay with the Bank's and the Corporation's annual and long term performance goals. Underlying this objective are the following concepts: supporting an individual pay-for-performance policy that differentiates compensation levels based on corporate, business unit, and individual performance; motivating key senior officers to achieve strategic business objectives and rewarding them for that achievement; providing compensation opportunities which are competitive to those offered in the marketplace, thus allowing the Bank and the Corporation to compete for and retain talented executives who are critical to the Bank's and the Corporation's long term success; and aligning the interests of executives with the long term interests of the Corporation's shareholders.

    Executive compensation consists of three components: cash compensation, including base salary and cash bonuses; long term incentive compensation in the form of stock options; and executive and retirement benefits. The components are intended to provide incentives to achieve short term and long term objectives and to reward exceptional performance. Performance is evaluated not only with respect to earnings but also with respect to comparable industry performance, the accomplishment of business objectives, and the individual's contribution to earnings and shareholder value.

    CASH COMPENSATION. Pursuant to their employment agreements with the Corporation and the Bank, Messrs. DiAdamo and Costigan annually are entitled to receive a minimum 6.0% increase in their base salaries. For 1994, Messrs. DiAdamo and Costigan received increases in their base salaries of 6.0%, as determined by the Board after evaluation of the factors set forth above. The Corporation's two other executive officers, Messrs. Santoro and Wells, received increases of 0% and 13%, respectively, as determined by Messrs. DiAdamo and Costigan after evaluation of the above criteria.

    Bonus awards to executive officers are discretionary. No bonuses were awarded in 1994.

    STOCK OPTIONS. To encourage growth in shareholder value, stock options are granted by the Corporation from time to time under the Corporation's stock option plan to officers and other employees. During 1994, the Company granted a total of 18,500 stock options, including 17,500 options to the Company's four executive officers. All options that were granted during 1994 had an exercise price of $24.75 per share and will expire in 2004.

    EXECUTIVE AND RETIREMENT BENEFITS. In addition to the compensation described above, the executive officers receive all normal employee fringe benefits, as well as benefits under the Bank's thrift plan and pension plan. The Bank also provides automobile allowances to executive officers, club memberships (in the case of Messrs. DiAdamo and Costigan), and pays life and disability insurance premiums for Mr. DiAdamo.

    CEO COMPENSATION. As noted above, under the terms of Mr. DiAdamo's employment agreement, Mr. DiAdamo is entitled to a 6.0% minimum annual increase in salary. In 1994, Mr. DiAdamo received a salary increase of 6.0%. During 1994, Mr. DiAdamo also received a grant of a ten year stock option for 10,000 shares of Corporation common stock. The per share exercise price was $24.75, which equaled the fair market value of a share of Corporation common stock on the date of grant. The Board believes the compensation Mr. DiAdamo received for 1994 appropriately rewards Mr. DiAdamo for the results he achieved during that year.

EXECUTIVE COMPENSATION                  STOCK OPTION COMMITTEE OF THE
COMMITTEE OF THE                        BOARD OF DIRECTORS OF THE CORPORATION
BOARD OF DIRECTORS
OF THE BANK

Walter R. Archer Jr., Chairman          John M. Rak, Chairman
Achille A. Apicella                     John J. Brennan
Angelo E. Dirienzo                      Walter R. Archer Jr.
Michael F. Daddona Jr., ex officio      Michael F. Daddona Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. DiAdamo and Costigan serve on the Board of Directors of the Bank. As such, they participate in compensation decisions with respect to the Bank's executive officers. Nether Mr. DiAdamo nor Mr. Costigan participate or vote in decisions on their own compensation.

    During 1994, the Bank paid (i) $14,250 in legal fees to the law firm of Hoyle & Sponheimer, of which John P. Sponheimer, a director of the Corporation and the Bank, is a partner and (ii) $7,600 in legal fees to the law firm of Donahue & Donahue, of which Laura J. Donahue, a director of the Corporation and the Bank, is a partner. Additionally, during 1994 the Bank made payments totaling $120,500 to John J. Brennan Construction Co., Inc. for snow removal services for the Bank and its branches and construction repairs to several of the Bank's offices. Mr. Brennan, a director of the Corporation and the Bank, is president of John J. Brennan Construction Co., Inc. The Corporation believes the terms of all such transactions were substantially the same as the terms that could have been obtained at the time from an unaffiliated third party.

COMPARATIVE COMPANY PERFORMANCE

    The following graph shows a five year comparison of cumulative total returns for the Corporation, the NASDAQ Stock Market's National Market and the KBW New England Savings Bank Index.

                                                      DEC-89       DEC-90       DEC-91       DEC-92       DEC-93       DEC-94
D.S. Bancor, Inc.                                        100.0         69.7         53.6        139.9        181.0        179.0
NASDAQ Stock Market Index (US)                           100.0         84.9        136.3        158.6        180.9        176.9
KBW New England Savings Bank Index                       100.0         50.2         88.1        154.7        206.5        207.9

Assumes $100 invested on December 31, 1989 with full reinvestment of dividends, if any.

PENSION PLAN
    The following table sets forth estimated annual retirement benefits of representative years of service and annual compensation under the Company's pension plan.

                               PENSION PLAN TABLE

                                 YEARS OF SERVICE (A)
               --------------------------------------------------------
REMUNERATION      15         20          25          30          35
-------------  ---------  ---------  ----------  ----------  ----------
 $   125,000   $  34,059  $  45,412  $   56,765  $   68,118  $   71,243
  150,000 or      41,559     55,412      69,265      83,118      86,868
        more

---------
(a) For participants aged 65 retiring in 1994 and based on 1994 Social Security benefit levels. Pension benefits payable beginning January 1, 1995 are currently subject to a statutory maximum of $120,000 per year, subject to cost of living adjustments. Additionally, annual compensation earned in excess of $150,000 (subject to cost of living adjustments) may not be used in the calculation of retirement benefits.

    At December 31, 1994, Messrs. DiAdamo, Costigan, Santoro and Wells had 9, 32, 8 and 19 years, respectively, of credited service.

    Contributions to the pension plan are determined on an actuarial basis for the benefit of all qualifying employees. Employees become eligible for participation on attainment of age 21 and the accumulation of 1,000 hours of employment in a year. Annual normal retirement benefits are computed at the rate of 60 percent of the participant's final earnings less 50 percent of the participant's social security amount for participants with exactly 30 years of credited service.

    For participants with more than 30 years of credited service, annual normal retirement benefits are computed as for participants with exactly 30 years of credited service plus 1/2 of 1 percent of the participant's final earnings for each year (up to ten) of credited service in excess of 30 years. For participants with less than 30 years of credited service, annual normal retirement benefits are computed by multiplying the annual normal retirement benefit of a participant with exactly 30 years of credited service by the ratio that the number of that participant's years of credited service bears to 30. The plan also provides for optional early retirement benefits within ten years of a participant's normal retirement date provided the participant has completed 15 years of credited service.

    A participant's final earnings equals the highest average annual earnings received in any five consecutive years during the last ten years before the normal retirement date. Years of credited service equals the number of years of employment, not including the first year of service, between ages 25 (for an employee who became a participant prior to July 1, 1985, otherwise age 21) and
65. For participants retiring at normal or early retirement dates, a pension equal to 50 percent of the participant's retirement income is payable to the surviving spouse. As an alternative to the 50 percent continuation, a participant when he or she retires may elect to pay 100 percent to the participant's spouse or 66 2/3 percent to the spouse and retain 33 1/3 percent of the benefit.

CERTAIN TRANSACTIONS
    Derby Savings makes loans to its directors, officers, members of their immediate families and other employees and holders of five percent or more of the issued and outstanding shares of Bancor's common stock for the financing of their homes as well as for home improvement and consumer loans. The Bank also makes loans to business entities with which such shareholders of Bancor, directors or officers of the Bank or members of their immediate families may be associated. It is the Bank's policy that these loans are made in the ordinary course of business and neither involve more than normal risk of collectability nor present other unfavorable features. These loans are made on substantially the same terms (including interest rate, fees and collateral) as those prevailing at the time for comparable transactions with non-affiliated persons and have been made in compliance with the requirements of state and federal law applicable to loans to such persons. As of December 31, 1994, loans to holders of five percent or more of Bancor's issued and outstanding common stock, directors and executive officers of Derby Savings and their affiliated businesses totaled approximately $1,305,000.

    For a description of certain transactions regarding the Bank and Messrs. Sponheimer and Brennan and Ms. Donahue, see "Compensation Committee Interlocks and Insider Participation."

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 2)

    The Board of Directors has appointed the firm of Friedberg, Smith & Co., P.C. to continue as independent public accountants for the Corporation for the year ending December 31, 1995. Friedberg, Smith & Co., P.C. has been acting as independent public accountants of the Corporation since its formation in 1987 and for Derby Savings since 1982. Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of Friedberg, Smith & Co., P.C., independent public accountants, to audit the books and accounts of the Corporation and its subsidiary for the year ending December 31, 1995. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

    Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of at least a majority of the votes cast at the Annual Meeting is required to ratify the appointment of Friedberg, Smith & Co., P.C. as the Corporation's independent public accountants for the year ending December 31, 1995.

    Representatives of Friedberg, Smith & Co., P.C. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the 1996 annual meeting of shareholders must be received by Bancor at its principal executive offices on or before November 29, 1995 in order to be considered for inclusion in its proxy statement and form of proxy relating to the 1996 annual meeting. Nothing in this paragraph should be deemed to require the Corporation to include in its proxy statement and proxy relating to the 1996 annual meeting any shareholder proposal which may be omitted from the Corporation's proxy materials pursuant to applicable regulations of the SEC in effect at the time such proposal is received.

    The bylaws of Bancor provide that in order for any director nominations and new business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the Corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of Bancor not less than 30 nor more than 90 days prior to the date of the meeting; provided, however, that in the event less than 45 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A shareholder's notice must set forth certain information specified in Article II,
Section 3 of Bancor's bylaws with respect to each matter the shareholder proposes to bring before the annual meeting. Bancor's bylaws provide that no business shall be conducted at an annual meeting except in accordance with the procedures set forth in Article II, Section 3 of the bylaws.

                                 OTHER MATTERS

    As of the date of this proxy statement, the Board of Directors of Bancor knows of no matters to be brought before the Annual Meeting other than those specifically listed in the Notice of Annual Meeting of Shareholders. However, if further business is properly presented, the persons named in the accompanying proxy will vote such proxy as determined by a majority of the Board of Directors.

    The Board of Directors of Bancor urges each shareholder, whether or not he or she intends to be present at the Annual Meeting, to complete, sign and return the enclosed proxy as promptly as possible.

                                          By Order of the Board of Directors

                                                         [LOGO]
                                          HARRY P. DIADAMO JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

Derby, Connecticut
March 29, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              -------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
Solicitation, Voting and Revocability of
  Proxies......................................           1
Stock Owned by Management......................           2
Stock Owned by Principal Shareholders..........           4
Election of Directors..........................           5
Executive Compensation and Other Information...          10
Ratification of Appointment of Independent
  Public Accountants...........................          16
Shareholder Proposals..........................          17
Other Matters..................................          17

                                     [LOGO]

                                DS BANCOR, INC.

                                  ------------

                                PROXY STATEMENT

                                 MARCH 29, 1995

                                  ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DS BANCOR, INC.
33 ELIZABETH STREET, DERBY, CONNECTICUT  06418
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 26, 1995
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

The undersigned shareholder of DS Bancor, Inc. (the "Corporation") hereby appoints Harry P. DiAdamo Jr. and Alfred T. Santoro, and each of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned shareholder is entitled to cast at the 1995 annual meeting of shareholders (the "Annual Meeting") to be held on April 26, 1995 at 10:00 a.m., local time, at the Trumbull Marriott, 180 Hawley Lane, Trumbull, Connecticut, and at any adjournments thereof, upon the following matters.

This proxy will be voted as directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS.

The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to its exercise.

SEE REVERSE SIDE / /

(CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)

/X/ Please mark your
votes as in this
example.

3101

1. To elect four directors each for a three-year term.

FOR all nominees                WITHHOLD
listed (except as               AUTHORITY to vote
marked to the                   for all nominees
contrary below)                 listed

/ /                             / /


Nominees: Achille A. Apicella
          John J. Brennan
          John F. Costigan
          Angelo E. Dirienzo

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

----------------------------------------------------------------------


2. To ratify the appointment by the Corporation's Board of Directors of the firm of Friedberg, Smith & Co., P.C. as independent public accountants of the Corporation for the year ending December 31, 1995.

FOR          AGAINST              ABSTAIN
/ /          / /                  / /


If you receive more than one proxy card, please date, sign and return all cards in the accompanying envelope.


SIGNATURE(S)___________________________________________  DATE_________________

(Please date and sign here exactly as name appears at left. When signing as attorney, administrator, trustee or guardian, give full title as such; and when stock has been issued in the name of two or more persons, all should sign.)